UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BLACKBOXSTOCKS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

To the Stockholders of Blackboxstocks Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Blackboxstocks Inc. (“Blackboxstocks,” “we,” “us” or the “Company”) to be held on February 7, 2025 at 10:00 a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders. Prior registration to attend the Annual Meeting is required. Stockholders must register to attend the Annual Meeting at https://stctransfer.zoom.us/j/82813807549?pwd=iNRfaIMYtNlsbJph8wl8qFgbY1X1e5.1 by 5:00 p.m. Central Time on February 6, 2025. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. Only stockholders who held shares at the close of business on December 12, 2024 (the “Record Date”) may vote at the Annual Meeting, including any adjournment thereof.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

You may cast your vote by proxy over the Internet or by completing, dating, signing and returning the enclosed proxy card by mail or email to ensure your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Casting your vote by proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to your attendance at the Annual Meeting.

Sincerely yours,

/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer

Dallas, Texas

December 13, 2024

BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held On February 7, 2025

To the Stockholders of Blackboxstocks Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Blackboxstocks Inc., a Nevada corporation (the “Company”), which will be held on Friday, February 7, 2025 at 10:00 a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. In order to attend the Annual Meeting, you must register in advance at https://stctransfer.zoom.us/j/82813807549?pwd=iNRfaIMYtNlsbJph8wl8qFgbY1X1e5.1 prior to the deadline of February 6, 2025 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting.

At the Annual Meeting, stockholders will vote on the following matters:

1.         To elect five (5) directors to the Company’s Board of Directors (the “Board”), each to serve as a director for a term of one (1) year expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been duly elected and qualified.

2.         To ratify the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

3.         To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The record date for the Annual Meeting is December 12, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held On Friday, February 7, 2025 at 10:00 a.m. Central Time.

The Proxy Statement and the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023 are available online at http://onlineproxyvote.com/BLBX/2025.

You are cordially invited to attend the Annual Meeting, conducted via live audio webcast, by registering at https://stctransfer.zoom.us/j/82813807549?pwd=iNRfaIMYtNlsbJph8wl8qFgbY1X1e5.1. In order to attend, you must register in advance prior to the deadline of February 6, 2025 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card by mail or email or vote over the Internet as instructed in these materials as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

The Board recommends you vote FOR the director nominees and the proposal in the Proxy Statement.

By Order of the Board of Directors,

/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer

Dallas, Texas

December 13, 2024

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

(972) 726-9203

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held On February 7, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Blackboxstocks, Inc. (the “Board”) is soliciting your proxy to vote at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on Friday, February 7, 2025 at 10:00 a.m. Central Time.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are being distributed and made available on or about December 20, 2024. As used in this Proxy Statement, references to “we,” “us,” “our,” “Blackboxstocks” and the “Company” refer to Blackboxstocks, Inc.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice. Instructions on how to access the proxy materials over the Internet or request a printed copy may be found in the Notice.

We will begin distributing the printed sets of the Notices on or about December 20, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

What proxy materials are available on the Internet?

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at http://onlineproxyvote.com/BLBX/2025.

How do I attend the Annual Meeting?

This year’s Annual Meeting will be held entirely online via a live audio webcast, which will begin promptly at 10:00 a.m. Central Time on February 7, 2025. Stockholders may vote while connected to the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at https://stctransfer.zoom.us/j/82813807549?pwd=iNRfaIMYtNlsbJph8wl8qFgbY1X1e5.1 prior to the deadline of February 6, 2025 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. On the day of the Annual Meeting, please allow ample time for online check-in, which will begin at 9:45 a.m. Central Time.

Who can vote at the Annual Meeting?

If you are a stockholder of record as of the record date, December 12, 2024, you may vote your shares online while connected to the Annual Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote online during the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Vote by Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy by completing, dating, signing and returning the enclosed proxy card by mail or email or by voting over the Internet:

1.	To vote by mail, complete, date, sign and return the enclosed proxy card by mail to: Attention Proxy Department, Security Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093.

2.	To vote by email, complete, date, sign and return a scanned copy of the enclosed proxy card by email to info@stctransfer.com.

3.	To vote over the Internet, go to http://onlineproxyvote.com/BLBX/2025 to complete an electronic proxy card. You will be asked to provide the control number from the Notice.

Your vote must be received by 5:00 p.m. Central Time on February 6, 2025 to be counted.

We are holding the Annual Meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Stockholder of Record: Shares Registered in Your Name

If on the record date, December 12, 2024, your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date, December 12, 2024, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the printed set of the proxy materials and Notice are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

1.

Election of five (5) directors to the Board, each to serve as a director for a term of one (1) year expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been duly elected and qualified; and

2.

Ratification of the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How many votes do I have?

Stockholders of Record: Shares Registered in Your Name

On each matter to be voted upon, you have one (1) vote for each share of Common Stock and one hundred (100) votes for each share of Series A Preferred Stock you own as of the record date, December 12, 2024, on all matters submitted to a vote of the stockholders. On the record date, there were 3,538,038 shares of Common Stock (3,538,038 total class votes) and 3,269,998 shares of Series A Preferred Stock (326,999,800 total class votes) outstanding and entitled to vote, representing an aggregate of 330,537,838 votes on all matters submitted to a vote of the stockholders.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by proxy by mail or email, over the Internet or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What if I vote but do not make specific choices?

If you vote without marking voting selections, the shares represented by your proxy will be voted as recommended by the Board. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one printed set of the proxy materials or Notice?

If you receive more than one printed set of the proxy materials or Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the printed sets of the proxy materials and Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	You may grant a subsequent proxy by telephone, mail or email or over the Internet.

2.	You may send a timely written notice that you are revoking your proxy to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240.

3.	You may attend the Annual Meeting and vote in-person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials within the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing not later than August 15, 2025 to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240 and comply with all applicable requirements of Rule 14a-8.

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2025 Annual Meeting of Stockholders, as well as nominations of persons for election as directors of the Company at the 2025 Annual Meeting of Stockholders, must be submitted in writing not earlier than October 10, 2025 and not later than November 9, 2025 to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2025 Annual Meeting of Stockholders is held before January 8, 2026 or after March 9, 2026, then the deadline is not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made.

You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than December 9, 2025. However, if our 2025 Annual Meeting of Stockholders is held before January 8, 2026 or after March 9, 2026, then the deadline is not later than the close of business on the later of (i) the 60th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposals to elect directors, votes “For,” “Withhold” and broker non-votes, and, with respect to other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of directors.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
1. Election of directors	Plurality of votes cast	No
2. Ratification of Turner, Stone & Company, L.L.P.	Majority of votes cast	Yes

For Proposal 1, the election of directors, the five nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.”

To be approved, Proposal 2 must receive “For” votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. The shares of Common Stock and Series A Preferred Stock are the only classes of voting securities of the Company outstanding (the “Voting Stock”). Each share of Common Stock is entitled to one (1) vote per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 3,538,038 shares of Common Stock issued and outstanding, representing 3,538,038 votes on each matter presented to the stockholders for a vote. Each share of Series A Preferred Stock is entitled to one hundred (100) votes per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 3,269,998 shares of Series A Preferred Stock issued and outstanding, representing 326,999,800 votes on each matter presented to the stockholders for a vote, and together with the Common Stock, collectively representing 330,537,838 votes on each matter presented to the stockholders for a vote. Thus, the holders of shares of Voting Stock representing 165,268,920 votes must be present during the Annual Meeting or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting’s chairperson or holders of a majority of shares of Voting Stock represented at the Annual Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the names, ages and positions of our executive officers and directors. All directors of our Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. The executive officers of our Company are appointed by our Board and hold office until their death, resignation or removal from office.

Name	Age	Position(s) Held
Gust Kepler	60	Director, President and Chief Executive Officer
Robert Winspear	59	Director, Chief Financial Officer and Secretary
Eric Pharis	49	Chief Operating Officer
Brandon Smith	54	Chief Technology Officer
Keller Reid*	44	Director (1) (2) (3)
Ray Balestri*	64	Director (1) (2) (3)
Dalya Sulaiman*	58	Director (1) (2) (3)

* Independent Director as defined by Nasdaq Rule 5605(a)(2).

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating and Governance Committee.

Executive Officers

Gust Kepler, Chairman of the Board, President and Chief Executive Officer. Mr. Kepler was appointed to serve as a director and our President and Chief Executive Officer on December 1, 2015. Mr. Kepler also serves as the President of G2 International, Inc. (“G2”). G2 is a consulting firm with expertise in investment banking founded by Mr. Kepler in 2002. G2’s primary focus is taking private companies public and providing advice regarding capitalization, strategic planning and investor relations. Prior to founding G2, Mr. Kepler founded Parallax Entertainment, Inc. (“Parallax”) in 1996. Parallax was an independent record label, online promotional vehicle and e-commerce solution for musicians on the Internet. Mr. Kepler managed all aspects of the label including A&R, production, marketing and distribution. In 2000, Mr. Kepler successfully completed a direct public offering for the company and Parallax subsequently became a publicly traded company on the OTC Bulletin Board. Mr. Kepler was also the cofounder of Glance Toys, Ltd. (“Glance Toys”) which was formed in 1990. Glance Toys designed, manufactured and marketed products classified in junior sporting goods category. Products included foam balls, flying discs and beach products, some of which received patents. Glance Toy’s products were sold nationally in prominent chains such as Wal-Mart, Target, Toys R Us, 7-Eleven, and numerous other well-known retailers. The Company believes that Mr. Kepler’s experience as the Company’s founder and Chief Executive Officer as well as his previous experience in marketing and advising public companies on capitalization and investor relations give him the qualifications and skills to serve as a member of the Board.

Robert Winspear, Director, Chief Financial Officer and Secretary. Mr. Winspear was appointed as a Director and our Chief Financial Officer and Secretary on September 11, 2021. Prior to joining the Company, Mr. Winspear had been the President of Winspear Investments LLC, a Dallas based private investment firm specializing in lower middle market transactions, since 2002. Winspear Investments has made investments in a wide range of industries including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds. Mr. Winspear was Vice President, Secretary and Chief Financial Officer of Excel Corporation, a credit card processing company (formerly EXCC:OTC) from May of 2014 to June of 2017. Mr. Winspear is on the board of directors of Alpha Financial Technologies/EAM Corporation, located in Dallas, Texas and VII Peaks Co-Optivist Income BDC II, Inc. an investment management company located in Orinda, California. Mr. Winspear earned a BBA and a MPA from the University of Texas at Austin. The Company believes that Mr. Winspear’s broad experience in accounting, finance, mergers and acquisitions as well as corporate governance with public and private entities gives him the qualifications and skills necessary to serve as a director of our Company.

Eric Pharis, Chief Operating Officer. Mr. Pharis is a founder of Blackboxstocks and was appointed Chief Operating Officer on September 11, 2021. Mr. Pharis has been working in quantitative finance for over 20 years. Prior to founding the Company with Mr. Kepler, Mr. Pharis worked in the proprietary trading operations of Daytek Securities, a pioneer in the area of electronic and algorithm trading, and also founded high frequency trading firm Blackbox Karma in 2005 as well as quantBrasil, a fully quantitative, computer driven hedge fund in Brazil launched in 2012 and EDM Operators, a commodities trading company using automated software based on news events launched in 2014. Mr. Pharis directs the development of the Company’s proprietary algorithms as well as data analysis. Mr. Pharis earned a bachelor of mechanical engineering from the University of Texas at Austin and a master of operations research with a certificate in financial engineering from Cornell University.

Brandon Smith, Chief Technology Officer, Mr. Smith was appointed Chief Technology Officer on December 1, 2021. Prior to be appointed Chief Technology Officer, Mr. Smith served as a principal of Cyfeon Solutions, a consulting firm he founded in 2009. Cyfeon is a Financial Services vertical focused on operational and regulatory compliance and since 2016 was the lead architect and developer of the Company’s web-based application. Mr. Smith earned an MBA from Southern Methodist University, a BBA in CIS from Texas State University and served four years in the United States Marine Corps.

Non-Employee Directors

Keller Reid, Director. Mr. Reid was appointed as a director on January 31, 2023. Mr. Reid has served as the Director of Technology and Trading for Ackerman Capital, a Dallas Based family office, for the past fourteen years. In that position, he has accumulated an extensive knowledge and background in both the technology and strategic aspects of trading systems. Previously, Mr. Reid served as Vice President, Head of Execution Sales and Strategy at Apex Clearing (formerly Penson Execution Services). While at Penson, Mr. Reid developed an electronic routing algorithm that was granted a patent by the United States Patent and Trademark Office, (U.S. 8015099). Mr. Reid holds a Bachelor of Science degree from Carnegie Mellon University.

Ray Balestri, Director. Mr. Balestri was appointed to serve as a director on September 11, 2021. Mr. Balestri has been a partner with Bell Nunnally since 2009 and has over 30 years’ experience as a corporate attorney.  His practice focuses on assisting businesses with a wide variety of matters, including mergers and acquisitions, business sales and spin-offs, private placements, private equity and venture capital investments, C-level employment agreements and employee equity plans, and general corporate counseling in a broad array of industries. In addition to his legal experience Mr. Balestri has significant investment experience in a wide variety of private companies with over 40 holdings through his family investment partnership. Mr. Balestri earned a B.S. in mathematics from the University of Illinois and a J.D. from Harvard University. The Company believes that Mr. Balestri’s substantial legal knowledge as well as his merger and acquisition experience gives him the qualifications and skills necessary to serve as a director of our Company.

Dalya Sulaiman, Director. Ms. Sulaiman was appointed to serve as a director on September 11, 2021. Ms. Sulaiman has been founder and CEO of Dalya Imar Insaat, a construction company based in Istanbul Turkey since 2008. In addition to her role at Dalya Imar Insaat, Ms. Sulaiman serves as a consultant to Tepe Construction (a family-owned construction company) on industrial and commercial construction projects globally and represents certain food and beverage brands expanding into new markets. Ms. Sulaiman also manages other real estate investments for MAM Abramenko as well as brand management. Ms. Sulaiman graduated from Texas Christian University with a BBA. The Company believes that Ms. Sulaiman’s international business experience and relationships gives her the qualifications and skills necessary to serve as a director of our Company.

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

Board Diversity Matrix for Blackboxstocks, Inc. (As of December 13, 2024)
Total Number of Directors	5

	Female	Male
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
White	1	4
LGBTQ+	--	--

Board Meetings and Attendance

During fiscal year 2023, the Board held 4 telephonic meetings. No incumbent director attended fewer than 75% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

During fiscal year 2023, the Company held an Annual Meeting of Stockholders on December 29, 2023. Though attendance is encouraged, the Company does not currently maintain a policy with regard to Board members’ attendance at the Annual Meeting of Stockholders. 4 Board members attended our 2023 annual meeting of stockholders.

Family Relationships

There are no family relationships between any director or officer of the Company and any other such person.

Involvement in Certain Legal Proceedings

No director nor any executive officer has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has he or she been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2023, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Gust Kepler currently serves as Chief Executive Officer of the Company and Chairman of the Board. The Company does not currently have a lead independent director.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

The Board has also delegated the oversight and management of certain risks to the Audit and Compensation Committees of the Board. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with, receives and discusses reports from the Chief Financial Officer, the Company’s independent registered public accountant, and the Company’s outside counsel. The Compensation Committee is responsible for the oversight of risks relating to the Company’s compensation and benefit programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with, receives and discusses reports from the Chief Executive Officer and the Chief Financial Officer to understand the financial, human resources and stockholder implications of compensation and benefit decisions.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Ethics and Business Conduct that is designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Company Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Hedging Policy

The Company’s Insider Trading Policy prohibits all officers and directors of the Company and its subsidiaries, and any other person designated from time to time by the Company as being a “Company Insider,” as well as his or her immediate family members, from participating in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, involving Company securities.

Committees

The Board has established Audit, Compensation, and Nominating and Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are described below.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC. We have adopted an Audit Committee charter which can be found on our investor website at https://blackboxstocks.com/corporate-governance/.

The Audit Committee is composed of Ray Balestri (Chairman), Keller Reid and Dalya Sulaiman. The Audit Committee was formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Audit Committee met 4 times in 2023. Under the applicable rules and regulations of the Nasdaq Capital Market, each member of the Audit Committee must be considered independent in accordance with Nasdaq Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of the members is “independent” as that term is defined under applicable Nasdaq and SEC rules. The board has also determined that Ray Balestri meets the qualifications of an "audit committee financial expert," as defined under the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee is composed of Ray Balestri (Chairman), Keller Reid and Dalya Sulaiman, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Compensation Committee was formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Compensation Committee met one time in 2023. The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees and directors of the Company. The Compensation Committee also administers the Company’s stock incentive plan for officers, directors, employees and consultants. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to our stock incentive plans. We have adopted a Compensation Committee charter which can be found on our investor website at https://blackboxstocks.com/corporate-governance/.

Compensation Committee Processes and Procedures

The Compensation Committee meets at least once annually and with greater frequency if necessary. The agenda for each meeting is developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets from time to time in executive session. In addition, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. To date, the Compensation Committee has not engaged any consultants.

Nominating and Governance Committee

The Nominating and Governance Committee is composed of Ray Balestri (Chairman), Keller Reid and Dalya Sulaiman, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Nominating and Governance Committee was formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Nominating and Governance Committee met one time in 2022. We have adopted a Nominating and Governance Committee charter which can be found on our investor website at https://blackboxstocks.com/corporate-governance/.

The Nominating and Governance Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. For vacancies which are anticipated on the Board, the Nominating and Governance Committee intends to seek out and evaluates potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board, consultants and others. The minimum qualifications for potential candidates for the Board include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Nominating and Governance Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal, written policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Nominating and Governance Committee to perform its duties. The Corporate Nominating and Governance Committee identifies and recommends to the Board individuals qualified to serve as directors of the Company, advises the Board with respect to its committees’ composition, oversees the evaluation of the Board, and oversees other matters of corporate governance.

Code of Business Conduct and Ethics

We have adopted a formal Code of Ethics and Business Conduct applicable to all Board members, officers and employees. Our Code of Ethics and Business Conduct can be found on our website at https://blackboxstocks.com/corporate-governance/.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Turner, Stone & Company, L.L.P., the Company’s independent registered public accounting firm for fiscal year 2023, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Ray Balestri (Chairman)

Keller Reid

Dalya Sulaiman

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last two fiscal years awarded to, earned by or paid our principal executive officer and our two other most highly compensated executive officers serving during the last completed fiscal year (collectively, the “Named Executives”):

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards	Total
Gust Kepler, Director, President and Chief	2023	$200,000	$14,058	--	$214,058
Executive Officer (Principal Executive Officer)	2022	$200,000	$7,481	--	$207,481
Robert Winspear, Director, Chief Financial	2023	$200,000	--	$--	$200,000
Officer and Secretary (Principal Financial Officer)	2022	$200,000	--	--	200,000
Charles Smith, Chief Technology Officer (1)	2023	$180,000	$--	--	$180,000
	2022	$180,000	--	--	$180,000

(1) Reflects cash bonus payment.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options and other equity awards held by each of our Named Executives as of December 31, 2023:

		EquityAwards
		Number of Securities Underlying Unexercised Warrants		Exercise Price	Expiration Date
Name	Date	Exercisable	Unexercisable
Gust Kepler		0	0
Robert Winspear (1)	9-11-2021	18,750	6,250	$7.80	9-11-2031
Charles Smith (2)	11-29-2021	8,681	3,819	$13.68	11-29-2031

(1) Equity award is in the form of a warrant

(2) Equity award is in the form of a stock option

Narrative Disclosure to Summary Compensation and Outstanding Equity Awards at Fiscal Year End Tables

Mr. Kepler was paid a discretionary cash bonus of $14,058 and $7,481 in 2023 and 2022, respectively.

Employment Agreements

On May 9, 2024 Blackboxstocks entered into an executive employment agreement with Robert Winspear pursuant to which he will serve as the Chief Financial Officer and Secretary of the Company upon closing of the proposed share exchange with Evtec Aluminium Limited. The agreement is for an initial term of three years and automatically renews for successive one-year periods unless terminated or a party provides advance notice of intent not to extend. The agreement provides for an initial annual base salary of $300,000, subject to review annually. Mr. Winspear is also eligible for an annual bonus with an initial target equal to 50% of his base salary subject to achievement of performance goals set by the Compensation Committee. The agreement also provides that Mr. Winspear will be granted a stock option to purchase 500,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the effective date of the share exchange with Evtec Aluminium Limited. The stock option shall vest evenly over a period of thirty-six months.  The agreement further provides that, if Mr. Winspear’s employment is terminated by the Company without “cause” or by Mr. Winspear for “good reason,” he will receive a severance payment of his then-current base salary and certain other accrued benefits. In the event that Mr. Winspear’s employment is terminated by the Company without “cause” or by Mr. Winspear for “good reason” within 12 months of a change in control, he will receive a severance payment of two times his then-current base salary and target bonus and certain other accrued benefits.

2021 Stock Incentive Plan

On August 4, 2021, our Board of Directors and our stockholders approved the adoption of the 2021 Stock Incentive Plan (the “2021 Plan”) and it became effective August 31, 2021. We amended the 2021 Plan effective October 6, 2022 to increase the number of shares available for issuance from 187,500 to 312,500 and again on February 6, 2023 to increase the number of shares available for issuance from 312,500 to 612,500. Participation in the 2021 Plan will continue until all of the benefits to which the participants are entitled have been paid in full.

Description of Awards under the 2021 Plan

Under the 2021 Plan, the Board, the Compensation Committee or such other committee appointed by the Board (the “Plan Administrator”), which will administer the plan, may award to eligible employees, directors and consultants non-qualified stock options, restricted shares or any other award the Plan Administrator deems appropriate.

Stock Options

The Plan Administrator has discretion to award nonqualified stock options, or NQSOs, which are not intended to comply with Section 422 of the Internal Revenue Code. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant.

Restricted Shares

The Plan Administrator may impose restrictions and conditions as to awards of restricted shares of common stock as it deems advisable. As specified in the relevant award agreement, restrictions may include a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

Change in Control

In the event of a change in control, as defined in the 2021 Plan, generally all options granted under the 2021 Plan will vest and become immediately exercisable; and restriction periods and other restrictions imposed on restricted stock will lapse.

Compensation of Directors

Our non-employee directors are currently paid an annual cash retainer of, or equity incentives valued at, $30,000 per year and receive an option grant of 1,250 shares of our common stock. Officers do not receive additional compensation for serving as directors.

The following table sets forth certain information with respect to the compensation paid to our non-employee directors, excluding reasonable travel expenses, for the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Andrew Malloy (2)	3,333					3,333
Keller Reid (1) (2)	20,000	30,000	4,792	0	0	54,792
Ray Balestri (1)	10,000	30,000	5,000	0	0	45,000
Dalya Sulaiman (1)	30,000	0	5,000	0	0	35,000

(1) Non-employee directors receive an annual retainer of $30,000 payable in cash or stock. Mr. Malloy, Mr. Reid and Ms. Sulaiman were paid in cash for their service through September of 2023 and Mr. Balestri received a grant of 7,353 shares in lieu of cash. For the period from October of 2023 through September 2024 Mr. Balestri and Ms. Sulaiman elected to be paid in cash and Mr. Reid received a stock grant of 11,858 shares. Non-employee directors also received an option to purchase 1,250 shares of Common Stock which vests over one year.

(2) Mr. Malloy resigned as a director effective January 6, 2023 and Mr. Reid was appointed as a director on January 31, 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2023.

Name	Grant date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Keller Reid (1) (2)	11-17-2023	12,016	$33,884
Ray Balestri (1)	11-17-2023	1,146	$9,949
Dalya Sulaiman (1)	11-17-2023	1,146	$1,125

(1) Based on options for 1,250 shares granted to Mr. Balestri and Ms. Sulaiman which vest over twelve months and a market price of $2.82 on December 29, 2023.

(2) Based on an option for 1,250 shares and a restricted stock grant of 11,858 shares granted to Mr. Reid which vest over twelve months and a market price of $2.82 on December 29, 2023.

Equity Award Timing Policies

We do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our Insider Trading Policy). Our Insider Trading Policy also prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of material non-public information about us. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.

During the last fiscal year, there were no equity awards to any named executive officers within four business days preceding the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities Authorized for Issuance Under Equity Compensation Plans

All of the Company’s equity compensation plans were previously approved by its stockholders and the Company maintains no equity compensation plans not approved by stockholders. The following table sets forth our equity compensation plan information as of December 31, 2023.

	Number of Securities to be issued upon exercise of outstanding options and rights (1)	Weighted- average exercise price of outstanding options and rights (1)	Number of securities remaining available for issuance under equity compensation plans
2021 Stock Incentive Plan	211,875	$8.91	53,623

(1) Excludes restricted stock grants for 347,003 shares under the 2021 Plan. Because there is no exercise price associated with the restricted stock grants, such shares are not included in the weighted-average price calculation.

Beneficial Ownership of Principal Stockholders and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock and Series A Preferred Stock as of December 12, 2024, unless otherwise indicated, by: (1) each person known to us to be the beneficial owner of more than 5% of each class of our capital stock; (2) each director of the Company; (3) the Company’s current named executive officers and (4) all current directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Applicable percentages are based upon 3,538,038 shares of Common Stock and 3,269,998 shares of Series A Preferred Stock outstanding as of December 12, 2024. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock

As Individuals	Gust Kepler (2)	598,210	16.9%

	Eric Pharis	197,905	5.6%

	Robert Winspear (3)	68,250	1.9%

	Charles Smith (4)	49,167	1.4%

	Ray Balestri (5)(7)	42,377	1.2%

	Dalya Sulaiman (5)	31,528	*

	Keller Reid (6)	15,127	*

As a Group	Executive Officers and Directors as a group (7 persons)	1,000,394	28.3%

	David Kyle	208,334	5.9%

	Stephen Chiang 8 Kitchener Link City Square Residences #21-14 Singapore 207226	250,000	7.	1%
	Quadrifoglio Holdings LLC 2300 E Las Olas Blvd, FL 4 Ft. Lauderdale FL 33301	287,500	8.1%

Series A Preferred Stock
As a Group	Officers and Directors (1 person)	3,269,998	100%

As Individuals	Gust Kepler	3,269,998	100%

*Less than 1%

(1) Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days following December 12, 2024 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 192 shares owned by Judy Children Inheritance Trust for which Mr. Kepler serves as trustee. Excludes 3,269,998 shares of Series A Preferred Stock held by Mr. Kepler (separately noted in the table) which may be converted on a 5-for-1 share ratio (for a total of 653,999 shares of common stock) based upon the Company’s current market capitalization and the limitations provided for in our Conversion Agreement with Mr. Kepler. Each share of Series A Preferred Stock held by Mr. Kepler is entitled to 100 votes on all stockholder matters, and along with the common stock held by Mr. Kepler collectively represents approximately 56.9% of our issued and outstanding capital stock and approximately 99.1% of the voting power of our stockholders.

(3) Includes 37,000 shares owned by Winspear Investments LLC which is 100% owned by Mr. Winspear and his wife, and 6,250 shares owned by ACM Winspear Investments L.P. of which Mr. Winspear is general partner. Also includes 25,000 shares underlying a warrant exercisable by Mr. Winspear.

(4) Includes 36,667 shares owned by Cyfeon Solutions Inc which is controlled by Mr. Smith and 12,500 shares underlying an option exercisable by Mr. Smith under the 2021 Plan which are vested.

(5) Includes 2,500 shares underlying options that are exercisable resulting from options granted to Mr. Balestri and Ms. Sulaiman to purchase 2,500 shares of Common Stock under the 2021 Plan which are vested.

(6) Includes 1,250 shares underlying an option that is exercisable resulting from an option to purchase 1,250 shares of Common Stock under the 2021 Plan which are vested.

(7) Includes 12,500 shares held by Balestri Family Investments LP, and 5,067 shares held by Mr. Balestri for his minor children.

There are no arrangements, known to the Company, the operation of which would result in a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Related Transactions

On March 16, 2023, the Company purchased 282,501 shares of Common Stock from Mr. Kepler at a price of $0.28 per share. The purchase of these shares was done in lieu of Mr. Kepler in order to reduce Mr. Kepler’s cash bonus for 2022. The shares acquired from Mr. Kepler were subsequently retired and added back to authorized but unissued shares.

On July 1, 2024 the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Company sold 312,500 shares of Common Stock, at a price per share of $4.00 for gross proceeds of $1,250,000. Gust Kepler, a director, our President and Chief Executive Officer, purchased $100,000 of the Common Stock under the terms of the Stock Purchase Agreement.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

In order to be considered independent for purposes of Rule 10A-3 and Rule 10C-1, a member of an audit committee or compensation committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that each of Messrs. Keller Reid and Ray Balestri and Ms. Dalya Sulaiman representing three of our five directors, are considered “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board consists of five (5) directors whose terms expire at this Annual Meeting. Accordingly, at this Annual Meeting, the Company’s stockholders will elect five (5) directors.

The Board is nominating each of the current directors, Gust Kepler, Robert Winspear, Keller Reid, Ray Balestri and Dalya Sulaiman, for re-election at the Annual Meeting.

Directors will be elected by a plurality of the votes of the shares of Voting Stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting. Proxies cannot be voted for more than five persons. If elected, each director will serve until the 2025 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation, or removal. In the event that the nominees for any reason are unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the Board may determine. Each of the nominees has agreed to be named in this Proxy Statement and to serve as a director if elected.

A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The relevant experiences, qualifications, attributes and skills of each current director that led the Board to recommend the above persons as nominees for director are described in the section entitled “Executive Officers, Directors and Corporate Governance.”

The Board recommends a vote FOR the election of the named nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Turner, Stone & Company, L.L.P. to be our independent registered public accounting firm for the fiscal year ending December 31, 2024, and recommends that the stockholders vote for ratification of such appointment. Turner, Stone & Company, L.L.P. has been engaged as our independent registered public accounting firm since 2014. The ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2024 will be determined by the vote of a majority of the voting power of the shares of Voting Stock present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. We expect representatives of Turner, Stone & Company, L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth aggregate fees billed to the Company for professional services by our independent registered public accounting firm, Turner, Stone & Company, L.L.P. for the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees (1)	$63,912	$55,568
Audit-related Fees (2)	---	---
Tax Fees (3)	3,750	5,000
All Other Fees	---	---
Total Fees	67,662	60,568

(1)

“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our annual report on Form 10-K, review of our quarterly financial statements presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including audit services in connection with filing registration statements, and amendments thereto.

(2)

“Audit-related Fees” consist of fees related to audit and assurance procedures not otherwise included in Audit Fees, including fees related to the application of GAAP to proposed transactions and new accounting pronouncements.

(3)	“Tax Fees” consist of professional services rendered for tax compliance, tax advice or tax planning.

Audit Committee Pre-Approval

Our Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for us by our independent auditor, including the fees and terms thereof. All of the services described above were approved by our Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of Turner, Stone & Company, L.L.P. as the independent registered accounting firm of the Company for its fiscal year ending December 31, 2024.

OTHER MATTERS

Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2023. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this Proxy Statement are not incorporated into this Proxy Statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about the Company by sending a letter to the following address: Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Board member(s) care of our Secretary at the address above.

Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at https://blackboxstocks.com.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or sets of printed proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or set of printed proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single Notice of Internet Availability of Proxy Materials or set of printed proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or set of printed proxy materials, please notify your broker or Blackboxstocks, Inc. Direct your written request to Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Corporate Secretary, telephone (972) 726-9203. Upon written or oral request, the Company will provide a separate copy of the Notice of Internet Availability of Proxy Materials or set of printed proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or multiple sets of printed proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or the Company at the address stated above.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gust Kepler
Gust Kepler
President and Chief Executive Officer

Dallas, Texas

December 13, 2024

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Secretary.

ANNUAL MEETING OF STOCKHOLDERS OF

BLACKBOXSTOCKS INC.

February 7, 2025

PROXY VOTING INSTRUCTIONS

IN PERSON - You may also vote your shares in person by attending the Annual Meeting.

CONTROL NUMBER	

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting over the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O Gust Kepler
- O Robert Winspear
- O Keller Reid
- O Ray Balestri
- O Dalya Sulaiman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. **WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.** This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

BLACKBOXSTOCKS INC.

PROXY

Proxy Solicited by the Board for the Annual Meeting of Stockholders to be held February 7, 2025

The undersigned hereby appoints Gust Kepler and Robert Winspear, or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Blackboxstocks Inc. (the "Company") to be held on February 7, 2025 at 10:00 a.m. Central Time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of capital stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as they may come before the meeting.

(Continued and to be signed on the reverse side)